UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2005

MERISEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-17156	95-4172359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer identification No.)

127 W. 30th Street, 5th Floor New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Amalgamated Credit Facilities. The disclosure contained in Item 2.03 is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Crush Creative, Inc. Acquisition. On August 8, 2005 (the “Closing Date”), Merisel, Inc. (“Merisel” or the “Company”), through MCRU, LLC, a Delaware limited liability company and indirectly wholly-owned subsidiary of Merisel (“MCRU”), completed the acquisition (the “Crush Acquisition”) of substantially all of the assets of Crush Creative, Inc., a California corporation (“Crush”), pursuant to an asset purchase agreement (the “Asset Purchase Agreement”) dated as of July 6, 2005, by and among the Company, MCRU, Crush, and the shareholders of Crush who are signatories thereto, a copy of which it attached hereto as Exhibit 2.1.

Crush is a California–based commercial graphic communication and imaging company that provides digital retouching services, large format digital photographic output, inkjet and digital printing services, photo–finishing and exhibits and display solutions.

The purchase price consisted of $6,937,500 in cash, subject to adjustment based on the difference, if any, between Crush’s net working capital and tangible net worth on the Closing Date and certain agreed upon thresholds, and an additional amount of up to approximately $2,500,000 over a four–year period commencing on the Closing Date, provided Crush’s EBITDA, net of excess capital expenditures, exceeds certain agreed upon thresholds. In addition, MCRU will assume certain obligations for borrowed money and capital lease obligations of Crush in the approximate aggregate amount of $2,500,000 plus certain trade accruals and trade payables of Crush. A portion of the cash consideration payable will be held in escrow until certain agreed release dates.

The assets acquired from Crush include, among other things, machinery, various printing, photographic and color proofing equipment, inventory, receivables, leasehold improvements, intellectual property and other intangibles.

The description of the Crush Acquisition is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The press release of the Company, dated August 8, 2005, announcing the completion of the Crush Acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to MCEI/MCEV Credit Agreement. On the Closing Date, in connection with the Crush Acquisition described in Item 2.01, MCRU (the “Revolving Credit Borrower”) entered into an amendment (“Amendment No. 1”) to that certain Credit Agreement, dated as of March 1, 2005 (the “MCEI/MCEV Credit Agreement”) among Color Edge LLC (formerly known as MCEI, LLC), Color Edge Visual, LLC (formerly known as MCEV, LLC) as borrowers, Merisel, Merisel Americas, Inc., a Delaware corporation (“Merisel Americas”) and Comp 24 LLC (formerly known as MC24, LLC) as corporate guarantors, and Amalgamated Bank, a New York banking corporation (the “Lender”).

Pursuant to Amendment No. 1, the revolving credit commitment was increased by $4 million to an aggregate of $14 million and MCRU was added as an additional Revolving Credit Borrower under the MCEI/MCEV Credit Agreement. In addition, as required by MCEI/MCEV Credit Agreement, MCRU became an additional guarantor for the $2 million term loan under the MCEI/MCEV Credit Agreement and an additional grantor under the security and pledge agreements entered into in connection with the MCEI/MCEV Credit Agreement. MCRU’s properties and assets, subject to certain exceptions, will serve as additional security to the Lender. Proceeds from the increased revolver will be used for repayment of outstanding indebtedness owed to Mellon Bank under Crush’s existing credit facility and for working capital purposes in the ordinary course of business. The remaining key terms of the MCEI/MCEV Credit Agreement were unchanged. The summary of these key terms can be reviewed in the disclosure contained in Item 2.03 in the Company’s Current Report on Form 8-K filed with the SEC on March 7, 2005.

Also in connection with Amendment No. 1, MCRU became an additional guarantor under that certain Credit Agreement dated as of March 1, 2005, among Comp 24 LLC as borrower, Color Edge LLC, Color Edge Visual LLC, Merisel and Merisel Americas as guarantors, and Amalgamated Bank as Lender (the “MC24 Credit Agreement”) and a grantor under the security and pledge agreements entered into pursuant to the MC24 Credit Agreement.

The description of Amendment No. 1 is qualified in its entirety by its full text, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events

The Crush Acquisition will expose Merisel to certain risks relating to Crush’s business which will affect the future operations and performance of Merisel on a consolidated basis and the trading price of its stock. These risks are detailed in the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2005.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Merisel intends to file Crush’s financial statements for the periods specified in Rule 3-05(b) of Regulation S-X no later than 71 calendar days after the date that this initial report on Form 8-K must be filed, as permitted by Item 9.01 of Form 8-K.

(b)	Pro forma financial information.

Merisel intends to file pro forma financial information required by Article 11 of Regulation S-X within 71 calendar days after the date that this initial report on Form 8-K must be filed, as permitted by Item 9.01 of Form 8-K.

(c)	Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement dated as of July 6, 2005 by and among Merisel, MCRU, Crush and the shareholders of Crush signatories thereto, as amended by that certain Amendment and Waiver to Asset Purchase Agreement, dated as of August 8, 2005 by and among Merisel, MCRU, Crush and Guy Claudy as Shareholders’ Representative.

2.2	Amendment and Waiver to Asset Purchase Agreement, dated as of August 8, 2005 by and among Merisel, MCRU, Crush and Guy Claudy as Shareholders Representative.

10.1	Amendment No. 1 to Credit Agreement dated as of August 8, 2005 by and among MCRU, Color Edge LLC (formerly known as MCEI, LLC), Color Edge Visual, LLC (formerly known as MCEV, LLC), Comp 24 LLC (formerly known as MC24, LLC), Merisel Americas, Company and Amalgamated Bank, entered into in connection with the MCEI/MCEV Credit Agreement.

99.1	Press release of Merisel, Inc. dated August 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERISEL, INC.

Date: August 9, 2005	By:	/s/ ALLYSON VANDERFORD
		Name:	Allyson Vanderford
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement dated as of July 6, 2005 by and among Merisel, MCRU, Crush and the shareholders of Crush signatories thereto, as amended by that certain Amendment and Waiver to Asset Purchase Agreement, dated as of August 8, 2005 by and among Merisel, MCRU, Crush and Guy Claudy as Shareholders Representative.

2.2	Amendment and Waiver to Asset Purchase Agreement, dated as of August 8, 2005 by and among Merisel, MCRU, Crush and Guy Claudy as Shareholders Representative.

10.1	Amendment No. 1 to Credit Agreement dated as of August 8, 2005 by and among MCRU, Color Edge LLC (formerly known as MCEI, LLC), Color Edge Visual, LLC (formerly known as MCEV, LLC), Comp 24 LLC (formerly known as MC24, LLC), Merisel Americas, Company and Amalgamated Bank, entered into in connection with the MCEI/MCEV Credit Agreement.

99.1	Press release of Merisel, Inc. dated August 8, 2005